Exhibit 99.1

Forward Looking Statements
During the course of this presentation, management may make
projections and forward-looking statements regarding events or the future financial performance of Omni Financial Services, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Omni's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Omni's operating results in documents filed by Omni Financial Services, Inc. with the Securities and Exchange
Commission. Omni Financial Services, Inc. assumes no duty to update the forward-looking statements made in this presentation.

Omni Financial Overview
Strong Organic Growth Potential
–
Current markets, new markets
–
Atlanta
–
Chicago
–
Tampa
–
Philadelphia
–
Birmingham
–
Charlotte
–
Dallas
–
Fayetteville, NC
–
Dalton, GA
Focused on Exceptional EPS
- 5 year EPS CAGR 45.9%
(1)
(1) For the five years ended December 31, 2006

Omni Financial Overview
Redevelopment Lending
Suitable for many markets, unique returns
Motivated Senior Management Team
Retail Deposits Gathering Expansion
Future expansion of already significant NIM
Dallas, TX full service branch to open in July 2007
Acquisition Minded

Results – An Uncommonly High Performer
Omni is one of only 2
publicly traded banks that
meets these size, growth,
performance and asset
quality metrics
(1)
5 Year EPS CAGR > 40%
(FY2001 - FY2006)
Average ROAE > 13%
(FY2003
– FY2006)
Average NCOs / Avg. Loans < 0.20%
(FY2003
– FY2006)
5 Year Net Loan CAGR > 25%
(FY2001
– FY2006)
Assets < $1 Billion
All Publicly Traded
Banks (excludes announced
acquisition targets)
Note: Omni’s financial results for FY 2001-2005 have been tax-effected.  FY 2006 excludes the tax credit resulting from the Company’s conversion to a C-Corporation.
(1) Based on all publicly-traded banks that have reported FY2006 earnings.
Source:  SNL Financial
14
(Omni = 13.7%)
45
(Omni = 0.17%)
54
(Omni = 49.1%)
756
1,062
2
(Omni = 45.9%)

IPO Overview
Closing Date: October 4, 2006
Ticker Symbol / Exchange: OFSI / NASDAQ
Total Shares Sold
(including 15% Overallotment):
3,852,500
Initial Price: $9.50
Net Proceeds: $33 million
Use of Proceeds: - Support internal growth
- Acquisitions of banks in
attractive, growth markets
- Development of new products
and services
March 31, 2007 Market Capitalization $108 million

$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 Q12007
Omni - A History of Executing on Opportunities
March 2000:
Completed acquisition
of United National
Bank, a troubled,
minority-owned bank
in Fayetteville, NC
March 2001:
Formed Omni
Community
Development
Corporation
July 2005:
Acquired Georgia
Community Bank, a
three year-old
troubled financial
institution in Dalton,
GA
December
2002:
Established
Omni
Capital, a
small
business
lending and
commercial
leasing
division
December
2004:  Opened
Chicago LPO
June 2004:
Acquired
Florida
banking
charter and
opened a
branch in
Tampa
June 2005:
Chicago LPO
converted into full-
service branch
1992: Commenced operations as a private redevelopment lender in Atlanta
1992 - 2000: Developed and implemented proprietary community redevelopment lending model
October
2006: IPO,
$33million
capital
infusion
April 2007:
Opened
Dallas LPO
November
2006:
Opened
Philadelphia
LPO

Illinois
Asset Size - $38.9 million
2006 Growth - 250+%
Pennsylvania
Asset Size - $421,000
Opened 11/1/06
North Carolina
Asset Size - $70.3 million
2006 Growth - 11%
Georgia
Asset Size - $565.4 million
2006 Growth - 42%
Alabama
Asset Size - $9.0 million
2006 Growth - 147%
Florida
Asset Size - $18.8 million
2006 Growth - 232%
Texas
Opens April, 2007

★ - **Headquarters**

- Atlanta, GA (Corporate Offices and Full Service Banking Office)

■ - **Full Service Banking Offices**

- Dalton, GA
- Tampa, FL
- Chicago, IL
- Fayetteville, NC (2 existing locations, 1 opening April 2007)
- High Point, NC
- Parkton, NC

● - **Loan Production Offices**

- Birmingham, AL
- Dalton, GA
- Charlotte, NC
- Philadelphia, PA
- Dallas, TX (opening April 2007)

Omni - Our Company Today
Headquartered in Atlanta, GA
–
14 offices nationwide
Superior balance sheet growth…
–
$771 million in total assets
(1)
–
46.2% assets CAGR
(2)
…coupled with strong returns
–
45.9% EPS growth CAGR
(3)
…and disciplined credit culture
…with exciting growth opportunities
(1) As of March 31, 2007
(2) For the 5.25 years ended March 31, 2007
(3) For the five years ended December 31, 2006

9 Our Business Lines 1) Redevelopment Lending Group 2) Commercial Lending: Real Estate, C&I 3) Leasing Division 4) Warehouse Lending 5) Retail – Consumer – Mortgages

Core Competencies
1) EPS Growth 45.9% CAGR
(1)
–
Driven by loan growth = 49.4% CAGR
(2)
2) Return on Average Equity 12.59%
(3)
3) Diversity
–
Employees, producers, managers
–
Markets
–
Business lines
4) Entrepreneurial Environment
–
Fostered through management style & infrastructure
–
Employee ownership position
5) Risk Management
–
Aggressive credit culture
–
Credit risk managers NCOs/ Avg. loans = 0.17% in 2006 and 0.04%
annualized YTD 2007
(1) For the five years ended December 31, 2006
(2) 5.25 year CAGR measured through March 31, 2007
(3) As of or for the year ended December 31, 2006

$68.4
$103.6
$153.4
$222.6
$322.8
$494.8
$562.4
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
2001 2002 2003 2004 2005 2006 Q107
Net Loans ($ in millions)
$105.0
$144.5
$212.3
$317.7
$477.0
$702.8
$771.4
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
2001 2002 2003 2004 2005 2006 Q107
Total Assets ($ in millions)
Results - Balance Sheet Growth
Unique Business Model and Attractive Markets have Yielded Impressive Growth
53% 2006 net loan growth
14% Q107 net loan growth
CAGR: 49.4%
(1)
CAGR: 46.2%
(1)
(1) 5.25 year CAGR measured through March 31, 2007

$0.10 $0.11
$0.23
$0.50
$0.51
$0.66
$0.17
$0.13
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2001 2002 2003 2004 2005 2006 Q106 Q107
Fully Diluted Earnings Per Share
$476
$536
$1,500
$3,295 $3,385
$5,615
$1,317
$1,452
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2001 2002 2003 2004 2005 2006 Q106 Q107
Net Income ($ in thousands)
Results - Profitability
Growth in Net Income and Diluted EPS
(1)(2)
is Our Primary Focus
65.9% 2006 net income growth
(3)
29.4% 2006 diluted EPS growth
(3)
5-Year CAGR:
79.9%
5-Year CAGR:
45.9%
(1) Net Income and Fully Diluted EPS presented on a pro forma tax equivalent basis
(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government
(3) Versus the year ended December 31, 2005

Results - Profitability
Future Efficiency Gains will Enhance Profitability
Significant infrastructure investment to support current operations
New corporate headquarters in Atlanta during 2005
179 current employees vs 64 in 2001
14 offices vs 5 in 2001
90.1%
89.1%
76.7%
67.5%
70.5%
62.7%
65.3%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 2006 Q107
Efficiency Ratio

Results - Profitability
Impressive Margin Driving Profitability
Diversification of loan portfolio has contributed to reduced margin
Meaningful upside with expansion of retail deposit franchise
4.87%
8.56%
4.77%
4.72%
5.20%
6.49%
5.87%
27.4%
44.0%
32.7%
27.5%
19.0%
19.2%
26.3%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2001 2002 2003 2004 2005 2006 Q107
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Net Interest Margin Redevelopment Loans / Total Loans

Results - Profitability
Margin Driven by Loan Spreads
(1)
, Funding
Costs Less Relevant
10.03% weighted average gross loan yield
(1)
(1) For the 5.25 years ended March 31, 2007
9.43%
9.23%
9.14%
9.14%
8.62%
3.84%
4.23%
4.64%
4.69%
4.69%
4.74%
4.88%
4.55%
4.82%
4.87%
2.00%
4.00%
6.00%
8.00%
10.00%
Q106 Q206 Q306 Q406 Q107
Interest-earning Asset Yield Cost of Funds Net Margin

Results - Stringent Credit Administration
Vital Aspect of Omni's Culture
Problem loan workout experience
–
Acquired NPAs: United National
Bank, Georgia Community Bank
Dedicated legal staff
0.04%
2.09%
2.08%
0.94%
0.79%
1.52%
1.03%
1.13%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2001 2002 2003 2004 2005 2006 Q107
NPLs  / Gross Loans
0.08%
0.22%
0.18%
0.10%
0.23%
0.17%
0.04%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
2001 2002 2003 2004 2005 2006 Q107
(1)
NCOs / Average Loans
(1) Annualized

Results - Stringent Credit Administration
2.14%
3.86%
1.22%
1.08%
1.87%
1.69%
2.02%
0.00%
1.00%
2.00%
3.00%
4.00%
2001 2002 2003 2004 2005 2006 Q107
NPAs/Gross Loans and OREO
Ability to dispose of OREO
with minimal losses
(1) Annualized
0.18%
0.20%
0.10%
0.06%
0.23%
0.27%
0.17%
0.16%
0.04%
-0.05%
-0.10%
-0.05%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
2003 2004 2005 2006 Q107 (1)
NCO & Gain/Loss on Sale of REO / Avg Loans and OREO
NCOs / Average Loans NCO & Gain/Loss on Sale of REO / Avg Loans and OREO

Redevelopment Lending Division
Proven success in expanding Redevelopment Lending product to new markets
Average coupon of 12.69% (1)
(1) As of March 31, 2007
Loan Originations – Dollars (in thousands) and Number of Loans
Amount Number Amount Number Amount Number Amount Number
Atlanta 52,170 $ 584     73,062 $   728     114,105 $ 978     34,911 $ 283
Charlotte 7,103      136     6,497       91       9,227       93       2,086      16
Birmingham 1,326      32       5,211       109     12,009      239     3,643      68
Tampa 220        4         7,668       58       21,823      176     6,056      46
Chicago 392        4         8,082       70       29,728      182     9,648      67
Philadelphia -            -         -              -         375          4         4,096      25
Total 61,211 $ 760     100,520 $ 1,056 187,267 $ 1,672 60,440 $ 505
2006 2005 2004 Q1 2007